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                                                                    EXHIBIT 1.1

                            TEAM AMERICA CORPORATION

                                1,250,000 Shares

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                     ___________________, 1996

THE OHIO COMPANY
RONEY & CO.
As Representatives of the several Underwriters
named in Schedule A hereto
c/o      The Ohio Company
         155 East Broad Street
         Columbus,  OH   43215

Ladies and Gentlemen:

         TEAM America Corporation, an Ohio corporation (the "Company"), and the stockholders of the Company named in Schedule B hereto (the "Selling Stockholders") hereby confirm their agreement with you and the other underwriters named in Schedule A annexed hereto as follows:

SECTION 1. UNDERWRITERS AND REPRESENTATIVES. The term "Underwriters," as used herein, will mean and refer collectively to you and the other underwriters named in Schedule A annexed hereto and the term "Representatives" will refer to both of you in your capacity as the representatives of the Underwriters. Except as may be expressly set forth below, any reference to you in this Agreement shall be solely in your capacity as the Representatives.

SECTION 2. SHARES OFFERED. The Company proposes to issue and sell to the Underwriters an aggregate of 1,250,000 shares of its authorized and unissued common shares, without par value (the "Common Stock"). The above-referenced shares of Common Stock to be sold by the Company are hereinafter called the "Firm Shares." The Company and the Selling Stockholders also propose to
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grant to the Underwriters an Option (as hereinafter defined) to purchase from the Company up to an additional aggregate of 187,500 shares (the "Option Shares") of Common Stock on the terms and for the purposes set forth in Section 5(b) hereof. The Firm Shares and the Option Shares are hereinafter sometimes together called the "Shares."

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter that:

         (a) A registration statement on Form S-1 (File No. ________) relating to the Shares, including a preliminary prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules, regulations and instructions (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed by the Company with the Commission. One or more amendments to such registration statement, including in each case a revised preliminary prospectus, have been so prepared and filed. If such registration statement has not become effective as of the execution and delivery of this Agreement, and the filing of a further amendment (the "Final Amendment") to such registration statement is necessary to permit such registration statement to become effective, such amendment will promptly be filed by the Company with the Commission. If such registration statement has become effective and any post-effective amendment has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent post-effective amendment has been declared effective by the Commission. If such registration statement has become effective and the prospectus included as part of the registration statement at the time it became effective omitted information permitted to be omitted by Rule 430A of the Rules and Regulations ("Rule 430A Information"), a final prospectus (the "Rule 430A Prospectus") containing all required Rule 430A Information will promptly be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations. The term "preliminary prospectus" as used herein means any form of prospectus (as referred to in Rule 430 of the Rules and Regulations) with respect to the Shares included at any time as part of such registration statement or filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations prior to such registration statement being declared effective. The registration statement referred to in this Section 3(a) as amended at the time that it becomes or became effective, or, if applicable, as amended at the time the most recent post-effective amendment to such registration statement filed with the Commission prior to the execution and delivery of this Agreement became effective, including financial statements and all exhibits and other information (whether filed or incorporated by reference) deemed to be a part thereof at such time pursuant to Rule 430A of the Rules and Regulations is herein called the "Registration Statement;" and the final prospectus relating to the Shares in the form first filed with the Commission pursuant to Rule 424(b)(1) or (4) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date (as hereinafter defined) is herein called the "Prospectus." The date on which the Registration Statement becomes effective is hereinafter called the "Effective Date."

         (b) When the Registration Statement becomes effective, and at all subsequent times to and including the Closing Time (as hereinafter defined) and at the Option Exercise Time (as

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hereinafter defined), or for such longer period as the Prospectus may be required, by the Act or the Rules and Regulations or the Exchange Act (as hereinafter defined) or the rules and regulations promulgated thereunder, to be delivered in connection with sales of the Shares by the Underwriters or a dealer, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto; provided that no amendment or supplement to the Registration Statement or the Prospectus shall be made without prior consultation with you) will comply with the requirements of the Act and the Rules and Regulations, will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations, will not contain an untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon and made in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

         (c) The Commission has not issued an order preventing or suspending the use of any preliminary prospectus with respect to the Shares and has not instituted or, to the Company's knowledge, threatened to institute any proceedings with respect to such an order. Each preliminary prospectus, when filed with the Commission, conformed in all material respects with the requirements of the Act and the Rules and Regulations and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however that the representations and warranties in this sentence do not apply to statements or omissions in each such preliminary prospectus based upon and made in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion in such preliminary prospectus.

         (d) The Company is, and at the Closing Time and at the Option Exercise Time will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio. The Company has, and at the Closing Time and at the Option Exercise Time will have, the power and authority (corporate, governmental, regulatory and otherwise) and has or will have all necessary approvals, orders, licenses, certificates, permits and other governmental authorizations (collectively the "Authorizations") to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus, except where the failure to have any Authorization would not have a material adverse effect on the business, condition (financial or otherwise), results of operations or assets of the Company (a "Material Adverse Effect"). The Company is, and at the Closing Time and at the Option Exercise Time will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions (i) in which the nature of the activities conducted by it requires such qualification and (ii) in which the Company owns or leases real property, except where the failure to be so qualified would not have a Material Adverse Effect. The Company does not own, and at the Closing Time and at the Option Exercise Time the Company will not own, any shares of stock or any other equity securities of any

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corporation or have any equity interest in any firm, partnership, association or other entity other than as set forth in the Registration Statement. A complete and correct copy of the Articles of Incorporation and the Code of Regulations of the Company, in each case as amended and as currently in effect, have been delivered or made available to you or your counsel and no changes therein will be made subsequent to the date hereof and prior to the expiration of the Option.

         (e) At the Closing Time and at the Option Exercise Time the Company will be authorized to issue only 10,000,000 shares of Common Stock, 500,000 Voting Preferred Shares and 500,000 Non-Voting Preferred Shares, each without par value, and at the Closing Time will have outstanding, fully paid and nonassessable, 2,085,088 shares of Common Stock and no Voting Preferred Shares or Non-Voting Preferred Shares, without giving effect to the issuance of shares of Common Stock by the Company pursuant to this Agreement. At the Closing Time and at the Option Exercise Time the Company will have authorized and reserved for issuance 350,000 shares of Common Stock under the Company's Incentive Stock Plan (the "Incentive Plan"), of which options to purchase ___ shares will be outstanding. Subsequent to the date hereof and prior to the Closing Time and the Option Exercise Time the Company will not issue any securities. Except as contemplated by this Agreement and as set forth in the Registration Statement and the Prospectus, the Company does not have outstanding, and at the Closing Time and at the Option Exercise Time the Company will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell shares of capital stock or any warrants, convertible securities or obligations.

         (f) The audited financial statements of the Company (including the footnotes thereto) filed with and as part of the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates thereof, and the audited statements of income and cash flows of the Company for the periods covered thereby have been prepared in conformity with generally accepted accounting principles applied on a basis consistent with prior periods (except as otherwise described in the footnotes thereto). Arthur Andersen LLP (the "Company's accountants"), who have reported on such audited financial statements, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. No financial statements or schedules are required to be included in the Registration Statement or the Prospectus which are not included therein.


         (g) The Company has a duly authorized equity capitalization as set forth in the Prospectus. Based on the assumptions set forth in the Prospectus, the Company will have the adjusted capitalization set forth in the Prospectus in the table and the footnotes thereto under the caption "Capitalization" at the Closing Time. The financial and statistical information and data set forth in the Prospectus under the captions "Prospectus Summary," "Risk Factors," "Use of Proceeds," "Capitalization," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Certain Transactions," "Principal and Selling Shareholders," "Shares Eligible for Future Sale" and "Description of Capital Stock" are true and correct in all material respects and as to the financial information is prepared on a basis consistent with the audited financial statements of the Company.


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         (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and at all times prior to the expiration of the Option, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) the Company has and will have conducted its business in substantially the same manner as on June 30, 1996;
(ii) the Company has not incurred and will not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business; (iii) the Company has not paid or declared and will not pay or declare any dividends or other distributions on its capital stock; and (iv) there has not been and will not have been any change in the capitalization of the Company (except for payments required by debt agreements) or any other change which would have a Material Adverse Effect.

         (i) Except as set forth in or contemplated by the Registration Statement and the Prospectus, the Company does not have, and at the Closing Time and the Option Exercise Time will not have, any material contingent obligations.

         (j) There are no actions, suits or proceedings at law or in equity pending, or to the knowledge of the Company threatened, against the Company, any of its assets or any of its officers or directors, which have not been disclosed in writing to you, before or by any federal, state, county or local commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would have a Material Adverse Effect. The Company is not involved in any labor dispute nor, to its knowledge, is any such dispute threatened, which dispute would have a Material Adverse Effect.

         (k) The Company has, and at the Closing Time and at the Option Exercise Time will have, complied in all material respects, except as described in the Prospectus, with all laws, regulations, ordinances and orders applicable to it or its business (including without limitation all laws, regulations, ordinances and orders relating to releases, discharges, emissions or disposals to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances, pollutants or contaminants, or to exposure to toxic, hazardous or other controlled, prohibited or regulated substances) the violation of which would have a Material Adverse Effect. In addition, and irrespective of such compliance, the Company is not subject to any liabilities for environmental remediation or clean-up, including any liability or class of liability of the lessee under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or the Resource Conservation and Recovery Act of 1976, as amended, which liability would have a Material Adverse Effect. The Company has, and at the Closing Time and at the Option Exercise Time will have, in all respects performed all of the obligations required to be performed by it, and is not, and at the Closing Time and at the Option Exercise Time will not be, in default under and there exists no state of facts which with notice or lapse of time or both would constitute a default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, letter of credit agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which it is a party or by which it or any of its property is bound, and, to the knowledge of the Company, no other party

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under any such agreement or instrument to which the Company is a party is in default in any respect thereunder, except, in each case, where such failure to perform or default would not have a Material Adverse Effect.

         (l) The Company (i) keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company, and (ii) maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has not made any payment to any state, federal or foreign governmental officer or official or other person charged with public or quasi-public duties (other than payments required or permitted by the laws of the United States or any jurisdiction thereof).

         (m) The Company is not in violation of its Articles of Incorporation or Code of Regulations, in each case as amended as of the date hereof.

         (n) The outstanding shares of Common Stock have been and, upon issuance and payment therefor, all of the Shares to be sold by the Company will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. The holders of shares of Common Stock will not be subject to personal liability for the obligations of the Company solely by reason of being such holders. The Common Stock and the Shares conform, and when the Registration Statement becomes effective and at the Closing Time and at the Option Exercise Time will conform, to all statements with regard thereto contained in the Registration Statement and the Prospectus; and the issuance and sale of the Shares to be issued and sold by the Company have been duly and validly authorized by all necessary corporate action on the part of the Company.

         (o) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and except as rights to indemnity and contribution hereunder may be limited by applicable law; the performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms and provisions of, or constitute a default (and there exists no state of facts which with notice or lapse of time or both would constitute a default) under or result in the creation or imposition of any lien, charge or encumbrance upon the assets or properties of the Company, pursuant to any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, letter of credit agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, and will not result in a breach

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or violation of the Articles of Incorporation or Code of Regulations of the
Company or any statute or any regulation, ordinance or order applicable to the Company or its business or properties or of any court or other governmental body; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as may be required under the Act, the Exchange Act or under state securities or blue sky laws or such as have been obtained.

         (p) The Company has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in or referred to in the Prospectus or such as would not have a Material Adverse Effect. The Company has valid, subsisting and enforceable leases for the properties reflected in the Prospectus as leased by it, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights generally.

         (q) There is no document or contract of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required; and no statement, representation, warranty or covenant made by the Company in this Agreement or in any certificate or document required by this Agreement to be delivered to you is, was when made, or as of the Closing Time and the Option Exercise Time will be, inaccurate, untrue or incorrect. No transaction has occurred between or among the Company and any of its officers, directors or stockholders or any affiliate of any such officer, director or stockholder that is required by the Act or the Rules and Regulations to be described in and is not described in the Registration Statement and the Prospectus.

         (r) The Company owns or possesses all patents, patent rights, licenses, inventions, copyrights, knowhow (including trade secrets, applications and other unpatented or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Proprietary Rights") used in or necessary for the conduct of the business of the Company as now conducted and as proposed to be conducted as described in the Prospectus, except where the failure to own such Proprietary Rights would not have a Material Adverse Effect. The Company has the right to use all Proprietary Rights used in or necessary for the conduct of its business without infringing the rights of any person or violating the terms of any licensing or other agreement to which the Company is a party and, to the Company's knowledge, no person is infringing upon any of the Proprietary Rights except where the infringement or lack of a right to use would not have a Material Adverse Effect. No charges, claims or litigation have been asserted or, to the Company's knowledge, threatened against the Company contesting the right of the Company to use, or the validity of, any of the Proprietary Rights or challenging or questioning the validity or effectiveness of any license or agreement pertaining thereto or asserting the misuse thereof, and, to the Company's knowledge, no valid basis exists for the assertion of any such charge, claim or litigation. All licenses and other agreements to which the Company is a party relating to Proprietary Rights are in full force and effect and constitute valid, binding and enforceable obligations of the Company and, to the Company's knowledge, the other parties thereto, subject in each case to

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bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, as the case may be, and there have not been and there currently are not any defaults, and no event has occurred which (whether by notice or lapse of time or both) would constitute a default by the Company under any license or other agreement affecting Proprietary Rights used in or necessary for the conduct of the business of the Company except for defaults, if any, which would not have a Material Adverse Effect. The validity, continuation and effectiveness of all licenses and other agreements relating to the Proprietary Rights and the current terms thereof will not be affected by the transactions contemplated by this Agreement.

         (s) The Company intends to apply its proceeds from the sale of the Shares for the purposes set forth in the Prospectus under "Use of Proceeds."

         (t) The Company is not, and does not intend to conduct its business in a manner which would cause it to become, an "investment company" as defined in
Section 3(a) of the Investment Company Act of 1940, as amended.

         (u) All issuances and sales by the Company of its securities prior to the date hereof were either (i) registered under the Act, or (ii) exempt from registration under the Act and complied in all respects with the provisions of all applicable federal and state securities laws. Except as set forth in or contemplated by the Prospectus, no holder of any securities of the Company has the right to require registration of any shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement.

         (v) Neither the Company nor any of its officers or directors or affiliates (as defined in the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares.

         (w) The Company has not, and at the Closing Time and at the Option Exercise Time will not have, incurred any liability for financial advisory, finder's or brokerage fees or agent's commissions in connection with the offer and sale of the Shares, this Agreement or the transactions hereby contemplated, except for the Underwriters' discounts and commissions provided for in this Agreement.

         (x) The Company has filed all federal, state and local income, employment, withholding, franchise and other tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon. Except as set forth in the Registration Statement or the Prospectus, no tax deficiency has been, nor does the Company have any knowledge of any tax deficiency which might be, asserted against the Company which would have a Material Adverse Effect.

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         (y) The Company has, and at the Closing Time and at the Option Exercise
Time will have, made all filings required to be made by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules of the National Association of Securities Dealers, Inc. ("the "NASD").

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder severally represents and warrants that:

         (a) The Selling Stockholder has, and immediately prior to the Closing Time and at the Option Exercise Time the Selling Stockholder will have, good and valid title to the Option Shares to be sold by the Selling Stockholder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto and thereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

         (b) The Selling Stockholder has placed in custody under a custody agreement (the "Custody Agreement" and, together with the similar agreement executed by the other Selling Stockholder, the "Custody Agreements") with Squire, Sanders & Dempsey, as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the Option Shares to be sold by the Selling Stockholder hereunder.

         (c) The Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney" and, together with the similar power of attorney executed by the other Selling Stockholder, the "Powers of Attorney") appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

         (d) The Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and, except for the registration of the Option Shares under the Securities Act and such consents, approvals, authorizations, registrations

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or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Option Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby.

         (e) The Registration Statement and the Prospectus do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

         (f) The Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 2 hereof are not materially true and correct, is familiar with the Registration Statement and the Prospectus (as amended or supplemented) and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, as of the effective date, or the Prospectus (or any amendment or supplement thereto), as of the applicable filing date, which has adversely affected or may adversely affect the business of the Company and is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

         (g) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         (h) Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

SECTION 5.  PURCHASE, SALE AND DELIVERY OF THE SHARES; CLOSING; DISTRIBUTION.

         (a) (i) On the basis of the representations and warranties set forth in this Agreement and subject to the terms and conditions herein set forth, the Company agrees, to sell to the Underwriters 1,250,000 Firm Shares, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at and for a price of $_____ per Share the number of Firm Shares determined as hereinafter provided. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of whole Firm Shares which (as nearly as practicable, as determined by you) represents the same proportion of the number of Firm Shares to be sold by the Company as the number of Firm Shares set forth opposite

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         the name of such Underwriter in Schedule A hereto represents of the total number of Firm Shares to be purchased by all the Underwriters under this Agreement (subject to adjustment as provided in Section 13).

                  (ii) Delivery of the Firm Shares shall be made to you for the accounts of the respective Underwriters, at the offices of The Ohio Company, 155 East Broad Street, Columbus, Ohio, or such other location as you and the Company shall agree, against payment by you on behalf of the several Underwriters of the purchase price therefor by delivery of certified or bank cashier's checks payable in next day funds to the order of the Company at 10:00 a.m., Columbus time, on _____________, 1996, or on such other business day (Saturdays, Sundays and legal holidays in the City of Columbus not being considered business days for the purposes of this Agreement), not later than the fourth full business day following the date of this Agreement as you shall determine and advise the Company by at least two full business days' notice in writing, which time and date are herein called the "Closing Time." Delivery of the Firm Shares shall be made in registered form in such name or names and in such denominations as you shall request by at least two full business days' notice in writing. The cost of original issue tax stamps and transfer stamps, if any, in connection with the issuance and delivery or sale of the Firm Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter or its nominees, and any subsequent holder of the Firm Shares, harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal or state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the sale by the Company to such Underwriter of the Firm Shares or any portion thereof.

                  (iii) The Company will make the certificates for the Firm Shares available to you for examination at such offices as you shall designate, not later than 2:00 p.m., on the business day preceding the Closing Time.

                  (iv) The obligations of the several Underwriters to purchase and pay for the Firm Shares shall be subject to compliance as of such date with all of the conditions specified in Section 10 hereof and to the absence of any termination of this Agreement pursuant to Section 12.

         (b) (i) The Company and the Selling Stockholders hereby grant to the several Underwriters an option (the "Option") to purchase from the Company and the Selling Stockholders up to 187,500 Option Shares (87,500 of such Option Shares to be sold by the Company and 100,000 of such Option Shares to be sold by the Selling Stockholders), in the same proportion as each Underwriter has agreed to purchase the Firm Shares, at and for a price of $_____ for each Option Share; provided, however, that the Option may be exercised only for the purpose of covering any over-allotments which may be made by you in connection with the distribution and sale of the Firm Shares.

                  (ii) The Option is exercisable by you in whole or in part at any time within 30 days after the date of the Prospectus, by giving notice to the Company and the Selling Stockholders in the manner provided in Section 14 hereof, setting forth the number of Option Shares as to which the Option is being exercised, the name or names in which the certificates for such Option Shares are to be registered, the denominations of such certificates and the date of delivery of such Option Shares, which date, if not the Closing Time, shall not be less than two nor more than fourth full business days after such notice.

                  (iii) Upon the exercise of the Option, the Company and the Selling Stockholders shall sell to the several Underwriters the aggregate number of Option Shares specified in the notice exercising the Option and the Underwriters, on the basis of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to you, but subject to the terms and conditions of this Agreement, shall purchase from the Company the aggregate number of Option Shares specified in such notice. If the Underwriters shall exercise the Option as to less than all of the Option Shares, Option Shares shall first be sold and delivered pro rata by the Selling Stockholders and the balance, if any, shall be sold and delivered by the Company.

                  (iv) Delivery of the Option Shares with respect to which the Option shall have been exercised shall be made to you, for the account of the several Underwriters, at the offices of The Ohio Company, 155 East Broad Street, Columbus, Ohio or such other location, including New York, New York, as you and the Company shall agree, against payment by you, on behalf of the respective Underwriters, of the purchase price therefor to the Company and the Selling Stockholders by certified or bank cashier's check or checks payable in next-day funds to the order of the Company and the Selling Stockholders in the amounts to which they are respectively entitled, at 10:00 a.m., Columbus time, on the date and in the place designated in the notice given by you as above provided for, unless some other place, time and date is mutually agreed upon (such time and date being herein called the "Option Exercise Time"). The cost of original issue tax stamps or transfer stamps, if any, in connection with each issuance and delivery of Option Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter, and any subsequent holder of Option Shares, harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp taxes, if any, which may be payable or determined to be payable as a result of the sale by the Company to such Underwriter of Option Shares or any portion thereof.

                  (v) The Company and the Selling Stockholders will make the certificates for the Option Shares to be purchased at the Option Exercise Time available to you for examination at such offices as you shall designate, not later than 2:00 p.m., on the business day next preceding such Option Exercise Time.

                  (vi) The obligation of the several Underwriters to purchase and pay for the Option Shares at the Option Exercise Time shall be subject to compliance as of such date with all the conditions specified in Section 10 hereof and to the absence of any termination of this Agreement pursuant to Section 12 hereof.

         (c) Subject to the terms and conditions hereof, the several Underwriters agree that (i) they will offer the Shares to the public as set forth in the Prospectus as soon after the Registration Statement becomes effective as may be practicable, and (ii) they will offer and sell the Shares to the public only in those jurisdictions where, and in such amounts as to which, due qualification and/or registration has been effected or an exemption from such qualification and/or registration is available under the applicable securities or blue sky laws; it being understood, however, that such agreement only covers the initial sale of the Shares by the Underwriters and not any subsequent sale of such Shares in any trading market.

SECTION 6.  REGISTRATION STATEMENT AND PROSPECTUS.

         (a) The Company will deliver to each of you, without charge, two fully signed copies of the Registration Statement and of each amendment thereto, including all financial statements and exhibits, and to each Underwriter the number of conformed copies of the Registration Statement and of each amendment thereto, including all financial statements, but excluding exhibits, as each Underwriter may reasonably request.

         (b) The Company has delivered to each Underwriter, and each of the dealers selected by you in connection with the distribution of the Shares (hereafter sometimes referred to individually as a "Selected Dealer" and collectively as "Selected Dealers"), without charge, as many copies as you have requested of each preliminary prospectus heretofore filed with the Commission and will deliver to each Underwriter and to any Selected Dealer, without charge, on the Effective Date, and thereafter from time to time during the period in which the Prospectus is required by law to be delivered in connection with sales of Shares by an Underwriter or a dealer, as many copies of the Prospectus (and, in the event of any amendment of or supplement to the Prospectus, of such amended or supplemented Prospectus) as you may reasonably request.

         (c) The Company has authorized the Underwriters to use, and make available for use by prospective dealers, the preliminary prospectuses, and authorizes each Underwriter, all Selected Dealers and all dealers to whom any of such Shares may be sold by the Underwriters or by any Selected Dealer, to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Shares in accordance with the applicable provisions of the Act, the applicable Rules and Regulations and applicable state law until completion of the public offering of the Shares and for such longer period as you may request if the Prospectus is required to be delivered in connection with sales of the Shares by an Underwriter or a dealer.

SECTION 7. COVENANTS OF THE COMPANY. The Company covenants and agrees with each Underwriter that:

         (a) After the execution and delivery of this Agreement, the Company will not, at any time, whether before or after the Effective Date, file any amendment of or supplement to the Registration Statement or the Prospectus of which you shall not previously have been advised and furnished with a copy, or which you or Porter, Wright, Morris & Arthur ("counsel for the Underwriters") shall not have approved (which approval shall not be unreasonably withheld or delayed) or which is not in compliance with the Act or the Rules and Regulations.

         (b) If the Registration Statement has not become effective, the Company will promptly file the Final Amendment with the Commission and will use its best efforts to cause the Registration Statement to become effective. If the Registration Statement has become effective, the Company will file the Rule 430A Prospectus or other Prospectus with the Commission as promptly as practicable, but in no event later than is permitted by Rule 424(b). The Company will promptly advise you (i) when the Registration Statement, or any post-effective amendment thereto, shall hereafter become effective, or any amendments or supplements to the Prospectus shall have been filed with the Commission; (ii) of any request of the Commission or any state or other regulatory body for any amendment or supplement of the Registration Statement or the Prospectus or for additional information and the nature and substance thereof; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or prohibiting the offer or sale of any of the Shares or of the initiation of any proceedings for such purpose; (iv) of any receipt by the Company of any notification with respect to the suspension of qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (v) of the happening of any event during the periods in which the Prospectus is to be used in conjunction with the offer or sale of Shares which makes any statement made in the Registration Statement or the Prospectus untrue in any material respect or which requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. The Company will use its best efforts to prevent the issuance of any stop order or any order preventing or suspending the use of the Registration Statement or Prospectus and, if such order is issued, to obtain the lifting thereof as promptly as possible.

         (c) The Company will prepare and file with the Commission, upon your request, any such amendments of or supplements to the Registration Statement or the Prospectus, in form satisfactory to Squire, Sanders & Dempsey ("counsel for the Company"), as in the opinion of counsel for the Underwriters may be necessary or advisable in connection with the distribution of the Shares or any change in the price at which, or the terms upon which, the Shares may be offered by you, and will use its best efforts to cause the same to become effective as promptly as possible.

         (d) The Company will comply with the Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder so as to permit the continuance of sales of and dealings in the Shares under the Act and the Exchange Act. If at any time when a prospectus is required to be delivered under the Act an event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or not misleading in any material respect or to make the Prospectus comply with the Act and the

Rules and Regulations, the Company will notify you promptly thereof and will, subject to the provisions of Section 7(a) hereof, file with the Commission an amendment or supplement which will correct such statement in accordance with the requirements of Section 10 of the Act.

         (e) The Company will comply with all of the provisions of any undertakings contained in the Registration Statement.

         (f) The Company will take all reasonable actions to furnish to whomever you direct, when and as requested by you, all necessary documents, exhibits, information, applications, instruments and papers as may be required or, in the opinion of counsel for the Underwriters, desirable in order to permit or facilitate the sale of the Shares. The Company will use its best efforts to qualify or register the Shares for sale under the so-called blue sky laws of such jurisdictions as you shall request, to make such applications, file such documents and furnish such information as may be required for such purpose and to comply with such laws so as to continue such qualification in effect so long as required for the purposes of the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation in any jurisdiction; and provided further that the Company shall not be required to file a consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Shares.

         (g) During the period of two years commencing on the Effective Date, the Company will furnish to each Underwriter, in such number of copies as such Underwriter may reasonably request, (i) within 90 days after the end of each fiscal year of the Company, either (A) a consolidated balance sheet of the Company and its then consolidated subsidiaries, and a separate balance sheet of each subsidiary, if any, of the Company the accounts of which are not included in such consolidated balance sheet, as of the end of such fiscal year, and consolidated statements of income and retained earnings of the Company and its then consolidated subsidiaries, and separate statements of income and retained earnings of each of the subsidiaries, if any, of the Company the accounts of which are not included in such consolidated statements, for the fiscal year then ended, all in reasonable detail, prepared in accordance with generally accepted accounting principles, consistently applied, and all certified by independent accountants (within the meaning of the Act and the Rules and Regulations), or
(B) the Company's Form 10-K for such fiscal year as filed with the Commission in accordance with the Exchange Act; (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, either (A) similar balance sheets as of the end of such fiscal quarter and similar statements of income and retained earnings for the fiscal quarter then ended, all in reasonable detail, and all certified by the Company's principal financial officer or the Company's principal accounting officer as having been prepared in accordance with generally accepted accounting principles, consistently applied, or (B) the Company's Form 10-Q for such fiscal quarter as filed with the Commission in accordance with the Exchange Act; (iii) as soon as available, each report and each proxy or information statement furnished to or filed with the Commission or any securities exchange and each report and financial statement furnished to the Company's stockholders generally; and (iv) any material reports filed by the Company in connection with the quotation of its Common Stock in the Nasdaq National Market ("Nasdaq/NM") or any listing on any stock exchange.

         (h) Counsel for the Company, the Company's accountants and the officers of the Company will respectively furnish the opinions, the letters and the certificates referred to in subsections (e), (g), (h) and (i) of Section 10 hereof, and, in the event that the Company shall file any amendment to the Registration Statement relating to the offering of the Shares or any amendment or supplement to the Prospectus relating to the offering of the Shares subsequent to the Effective Date, whether pursuant to subsection (c) of this
Section 7 or otherwise, such counsel, such accountants and such officers will, at the time of such filing or at such subsequent time as you shall specify, respectively, furnish to you such opinions, letters and certificates, each dated the date of its delivery, of the same nature as the opinions, letters and certificates referred to in said subsections (e), (g), (h) and (i), respectively, as you may reasonably request, or, if any such opinion, letter or certificate cannot be furnished by reason of the fact that such counsel or such accountants or any such officer believes that the same would be inaccurate, such counsel or such accountants or any such officer will furnish an accurate opinion, letter or certificate with respect to the same subject matter.

         (i) Prior to the expiration of the Option, the Company will not issue, directly or indirectly, without first consulting with you and counsel for the Underwriters, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby.

         (j) Except as described in the Prospectus or as contemplated by this Agreement, the Company shall not, without your prior written consent, sell, contract to sell or otherwise dispose of any shares of Common Stock, or any securities convertible into shares of Common Stock, for a period of 180 days after the Effective Date.

         (k) The Company will apply the net proceeds from the sale of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus and will deliver promptly to the Representatives a signed copy of each Form SR filed by it with the Commission.

         (l) The Company has applied, or will, prior to the Effective Date, apply for the listing of the Shares on Nasdaq/NM and will use its best efforts to complete that listing, subject only to official notice of issuance and evidence of satisfactory distribution, prior to the Closing Date.

         (m) The Company will file with the NASD all documents and notices required of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported on the Nasdaq/NM.

         (n) After the Closing Time and the Option Exercise Time, the Company will be in compliance with the financial record-keeping requirements and internal accounting control requirements of Section 13(b)(2) of the Exchange Act.

         (o) As soon as practicable after the Effective Date, the Company will make generally available to its security holders and deliver to you an earnings statement (which need not be audited) covering a period of at least 12 months beginning not earlier than the Effective Date which shall satisfy the provisions of Section 11(a) of the Act and/or Rule 158 promulgated under the Act.

SECTION 8. COVENANTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder covenants and agrees with each Underwriter that:

         (a) For a period of 180 days after the Effective Date, he will not offer, directly or indirectly, for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any shares of Common Stock without the prior written consent of the Representatives.

         (b) The Option Shares to be sold by the Selling Stockholder hereunder, which are represented by the certificates held in custody for the Selling Stockholder, are subject to the interest of the Underwriters and the other Selling Stockholder hereunder, the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law, by the death or incapacity of any Selling Stockholder or by the occurrence of any other event.

         (c) The Selling Stockholder will deliver to the Representatives prior to the Option Exercise Time a properly completed and executed United States Treasury Department Form W-9.

SECTION 9. EXPENSES. The Company will pay and bear all costs, fees, taxes and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including, but not limited to: (a) the costs incident to the issuance, sale and delivery to the Underwriters of the Shares; (b) the costs incident to the preparation, printing and filing under the Act of each preliminary prospectus, the Prospectus, the Registration Statement and any amendments or supplements thereof and exhibits thereto; (c) the costs of printing and distributing to the Representatives, the other Underwriters and any Selected Dealers copies of any preliminary prospectus, the Prospectus, the Registration Statement and any amendment or supplement to the Prospectus or Registration Statement required by this Agreement or the Act; (d) the costs of preparation, printing, mailing, delivery, filing and distribution of preliminary and final blue sky memoranda, Underwriter's Questionnaires and Powers of Attorney, letters to prospective Underwriters, the Agreement Among Underwriters, the Selected Dealer Agreement, this Agreement and all documents related thereto;
(e) the filing fees of the Commission; (f) the costs of qualification or registration of the Shares in the jurisdictions referred to in Section 7(f) hereof, including the legal fees and expenses of counsel for the Underwriters in connection therewith, and all filing fees in connection therewith; (g) the cost of preparation of all filings with the NASD incident to securing any required review of the terms of sale of the Shares and all filing fees in connection therewith; (h) fees and expenses of counsel for the Company and the Selling Stockholders, the Company's accountants and the Company's consultants; (i) fees in connection with the qualification of the Shares for quotation in Nasdaq/NM;
(j) the costs of delivering and distributing the Custody Agreements and the Powers of Attorney; and (k) all other costs and expenses incurred or to be incurred by the Company and the Selling Stockholders incident to the performance of their obligations under this Agreement; provided that the Selling Stockholders shall pay the fees and expenses of their counsel if they shall retain counsel other than Squire, Sanders & Dempsey and shall pay any transfer taxes payable in connection with their sale of Option Shares to the Underwriters. If the Firm Shares are not sold to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if you shall terminate this Agreement pursuant to Section 12(a) hereof, the Company shall reimburse you for all of the actual out-of-pocket expenses reasonably incurred in connection with this Agreement and the proposed purchase of the Shares including without limitation all reasonable fees and disbursements of counsel for the Underwriters in connection therewith. The Company shall have no obligation to reimburse the Underwriters for any such out-of-pocket expenses referred to in the immediately preceding sentence if the Underwriters shall terminate this Agreement pursuant to Section 13 hereof.

SECTION 10. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The Underwriters' obligations hereunder to purchase and pay for the Shares are subject (as of the date hereof, the Closing Time and the Option Exercise Time) to the following conditions:

         (a) (i) The Registration Statement shall have become effective not later than 5:00 p.m., Columbus time, on the date of this Agreement, or at such later time or on such later date as you may agree to in writing; (ii) if required, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b)(1) or (4) of the Rules and Regulations within the applicable time period prescribed for such filing thereunder and in accordance with the provisions of Section 7(b) hereof; (iii) at or prior to the Closing Time or the Option Exercise Time, as the case may be, no stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the blue sky laws of any jurisdiction shall have been issued and no proceeding for that purpose shall have been initiated or shall be threatened or contemplated by the Commission or the authorities of any such jurisdiction; (iv) any request for additional information on the part of the Commission or any such authorities shall have been complied with to the satisfaction of the Commission or such authorities and to the reasonable satisfaction of counsel for the Underwriters; (v) the NASD, upon review of the terms of the public offering of Shares, shall not have objected to such offering, such terms, or the Underwriters' participation in the same; and (vi) after the date hereof, no amendment or supplement to the Registration Statement or the Prospectus shall have been filed without your prior consent.

         (b) You shall not have advised the Company that the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, in your reasonable judgment after conferring with counsel for the Underwriters, contains an untrue statement of a fact which is material, or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) Between the time of the execution and delivery of this Agreement and the Closing Time or the Option Exercise Time, as the case may be, there shall be no litigation instituted against the Company or any of its officers or directors, as such, and between such dates there shall be no proceeding instituted or threatened against the Company or any of its officers or directors, as such, before or by any federal, state, county or local commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse Effect or would materially and adversely affect the ability of the Company or the Selling Stockholders to perform their obligations under this Agreement.

         (d) Each of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered shall be true and correct at the Closing Time and the Option Exercise Time as if made at the Closing Time or the Option Exercise Time, as the case may be, and all covenants and agreements contained herein, and in each such certificate and document, to be performed on the part of the Company and all conditions contained herein and in each such certificate and document to be fulfilled or complied with by the Company and the Selling Stockholders at or prior to the Closing Time or the Option Exercise Time, as the case may be, shall have been duly performed, fulfilled or complied with.

         (e) At the Closing Time and the Option Exercise Time, counsel for the Company shall furnish to you an opinion, in form and substance reasonably satisfactory to you and your counsel, dated as of the date of its delivery, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect on the financial condition, earnings, operations or business of the Company.

                  (ii) The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder.

                  (iii) This Agreement and the issuance of the Shares pursuant hereto have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and assuming due authorization, execution and delivery by you, is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and except as rights to indemnity and contribution hereunder may be limited by applicable law.

                  (iv) The authorized capital stock of the Company is as set forth in the Prospectus, and the issued and outstanding shares of Common Stock have been duly and validly authorized and issued, are fully paid and nonassessable, and have not been issued in violation of any preemptive right.

                  (v) The Firm Shares or the Option Shares, as the case may be, to be issued by the Company pursuant to the terms of this Agreement will be, upon issuance and delivery against payment therefor in accordance with the terms hereof, duly authorized and validly issued and fully paid and nonassessable, and not issued in violation of any preemptive right.

                  (vi) To such counsel's knowledge, except as set forth in or contemplated by the Prospectus no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company because of the filing or effectiveness of the Registration Statement.

                  (vii) The terms and provisions of the Common Stock and the Shares conform in all material respects to the description thereof contained in the Registration Statement and Prospectus; and the forms of certificates evidencing the Common Stock and the Shares comply with the Ohio General Corporation Law.

                  (viii) The execution and delivery of this Agreement by the Company, and the consummation by it of the transactions herein contemplated did not and will not (x) result in any violation of the Company's Articles of Incorporation or Code of Regulations, or (y) to such counsel's knowledge, result in the material breach or violation of any of the terms and provisions of, or constitute a material default under, any material indenture, mortgage or other agreement or instrument known to such counsel to which the Company is a party or by which its properties are bound, or any applicable statute, rule or regulation or any order, writ or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; provided, however, that no opinion need be rendered concerning state securities or blue sky laws.

                  (ix) No authorization, approval or consent of any governmental authority or agency is necessary in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except such as have been obtained under the Act, the Exchange Act or other applicable laws, or such as may be required under state or other securities or blue sky laws in connection with the purchase and the distribution of the Shares by the Underwriters.

                  (x) The Registration Statement has become effective under the Act and, to such counsel's knowledge, (a) no stop order suspending the effectiveness of the Registration Statement has been issued and (b) no proceedings for that purpose have been instituted or are pending or threatened under the Act. The opinion delivered at the Closing Time shall confirm that all filings required by Rule 424 and, if applicable, Rule 430A of the Rules and Regulations have been made.

                  (xi) Each of the Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements, financial data and supporting schedules included in such Registration Statement or Prospectus, as to which such counsel need express no opinion) as of the effective date of the Registration Statement, complied as to form with the requirements of the Act and the applicable Rules and Regulations.

                  (xii) The description in the Registration Statement and the Prospectus of contracts are accurate in all material respects and fairly present the information required by the Act or the Rules and Regulations to be presented; and to such counsel's knowledge, there are no contracts or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that are not described or referred to therein and filed as required.

                  (xiii) The Company is not an "investment company" as defined in Section 3(a) of the Investment Company Act and, if the Company conducts its business as set forth in the Registration Statement and the Prospectus, will not become an "investment company" and will not be required to register under the Investment Company Act.

         In addition, such counsel shall confirm that although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and upon their discussions with officers and representatives of and the independent public accountants for the Company, nothing has come to the attention of such counsel which caused them to believe that, at the time the Registration Statement became effective, the Registration Statement (except as to financial statements, financial data and supporting schedules contained in such Registration Statement and Prospectus, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus (except as aforesaid), as of the date of the Prospectus and as of the Closing Time or the Option Exercise Time, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (f) The [respective] counsel for [each of] the Selling Stockholders shall [each] have furnished to you its opinion, as counsel to [each of] the Selling Stockholders for whom [they][it] [is][are] acting as counsel, dated the Option Exercise Date, in form and substance reasonably satisfactory to you, to the effect that:

                  (i) Each Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by each Selling Stockholder and the consummation by each Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the property or assets of any Selling Stockholder is subject, nor will such actions result in any violation of the provisions of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any Selling Stockholder or the property or assets of any Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by any Selling Stockholder and the consummation by any Selling Stockholder of the transactions contemplated hereby and thereby;

                  (ii) This Agreement has been duly executed and delivered by or on behalf of each Selling Stockholder;

                  (iii) A Power of Attorney and a Custody Agreement have been duly executed and delivered by each Selling Stockholder and constitute valid and binding agreements of each Selling Stockholder, enforceable in accordance with their respective terms;

                  (iv) Immediately prior to the Option Exercise Date, each Selling Stockholder was the record and beneficial owner of the Option Shares to be sold by such Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and had full right, power and authority to sell, assign, transfer and deliver such Option Shares hereunder; and

                  (v) Assuming that the Underwriters are bona fide purchasers purchasing in good faith without notice of any adverse claim within the meaning of the Uniform Commercial Code, upon the delivery of and payment for the Option Shares to be sold by the Selling Stockholders as contemplated by this Agreement, each of the Underwriters will receive valid title to the Option Shares purchased by it from such Selling Stockholders, free and clear of any pledge, lien, security interest, voting trust, encumbrance, claim or equitable interest, except any claim arising as a result of any action or inaction of any Underwriter.

         In rendering the opinion in Section 10(f)(iv) above, such counsel may rely upon a certificate of each Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Stock sold by each Selling Stockholder, provided that such counsel shall furnish copies thereof to the Representatives and state that it believes that both the Underwriters and it are justified in relying upon such certificate. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Option Exercise Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to each Selling Stockholder in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact relating to any Selling Stockholder or omitted to state such a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact relating to any Selling Stockholder or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

         (g) Concurrently with the execution and delivery of this Agreement, the Company's accountants shall have furnished to you a letter, dated the date hereof, addressed to the Underwriters and in form and substance satisfactory to you (i) confirming that such accountants are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

         With respect to the letter of the Company's Accountants referred to in the preceding paragraph and delivered to the you concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to you a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated the Closing Date and the Option Exercise Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

         (h) At the Closing Time, and at the Option Exercise Time, there shall be furnished to you, on behalf of the Company, a certificate, dated the date of its delivery, signed by both the chief executive officer and the chief financial officer of the Company, in form and substance reasonably satisfactory to you, to the effect that:

                  (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) to his knowledge, as of the date of such certificate and as of the Effective Date, the statements in the Registration Statement and the Prospectus are and were true and correct in all material respects and neither the Registration Statement nor the Prospectus omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (B) since the Effective Date, no event has occurred of which he has knowledge and which was required by the Act or the Rules and Regulations to be set forth in a supplement to or amendment of the Prospectus but which has not been so set forth; and
         (C) since the dates as of which and the periods for which information is given in the Registration Statement and the Prospectus, there has not been to his knowledge any change which would have a Material Adverse Effect, other than changes which the Registration Statement and the Prospectus specifically disclose have occurred or may occur subsequent to the Effective Date.

                  (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been commenced or are, to the knowledge of each signer of such certificate, threatened or contemplated by the Commission.

                  (iii) The Company has not received notice that any stop order suspending the qualification or registration of any of the Shares under the blue sky laws of any jurisdiction has been issued, or that any proceedings for such purpose have been commenced, and, to the knowledge of each signer of such certificate, no such proceedings are threatened or contemplated by any jurisdiction.

                  (iv) Each of the representations and warranties of the Company contained in this Agreement and in each certificate and document contemplated under this Agreement to be delivered to you was, when originally made and is, at the time such certificate is dated, true and correct.

                  (v) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with by the Company.

         (i) The Company shall have furnished to you such certificates, in addition to those specifically mentioned herein, as you may have reasonably requested in a timely manner as to the accuracy and completeness, at the Closing Time and the Option Exercise Time, of any statement in the Registration Statement or the Prospectus; as to the accuracy, at the Closing Time and the Option Exercise Time, of the representations and warranties of the Company herein and in each certificate and document contemplated under this Agreement to be delivered to you; as to the performance by the Company of its obligations hereunder and under each such certificate and document; and as to the fulfillment of the conditions concurrent and precedent to your obligations hereunder.

         (j) Except as contemplated by the Registration Statement and the Prospectus, since the date hereof, there shall not have been any change in the capitalization of the Company or any change which would have a Material Adverse Effect, arising for any reason whatsoever.

         (k) All corporate proceedings and other legal matters relating to the sale and transfer of the Shares, this Agreement, the Registration Statement, the Prospectus and other related matters shall be reasonably satisfactory in all material respects to counsel for the Underwriters, who shall have furnished to you at the Closing Time and Option Exercise Time such opinion, in form and substance reasonably satisfactory to you, with respect to the sufficiency of the aforementioned corporate proceedings and other legal matters as you may reasonably require; and the Company shall have furnished to such counsel such records and documents as such counsel may have reasonably requested in a timely manner for the purpose of enabling them to pass upon such matters.

         (l) The Shares shall be authorized for quotation in Nasdaq/NM and/or approved for listing in Nasdaq/NM upon notice of issuance which notice shall have been given.

         All of the opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters. You reserve the right to waive any condition hereinabove set forth.

SECTION 11.  INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company and each of the Selling Stockholders, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any preliminary prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky

Application"), (ii) the omission or alleged omission to state in any preliminary prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Selling Stockholders shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; and provided, further, that the aggregate liability of any Selling Stockholder under this
Section 11(a) shall not exceed the proceeds (net of underwriting discount) received by such Selling Stockholder from the sale of Shares under this Agreement; and provided, further, that the Company and the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company and the Selling Stockholders may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, the Selling Stockholders, and the Company's officers and employees, each of the Company's directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such Selling Stockholder, director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any preliminary prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any preliminary prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company, the Selling Stockholders and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, the Selling Stockholders or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, the Selling Stockholders or any such director, officer, employee or controlling person.

         (c) Promptly after receipt by an indemnified party under this Section 11 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 11, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 11 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 11. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 11 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or any Selling Stockholder under this Section 11 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or Selling Stockholders. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 11 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 11(a) or 11(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 11(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 11(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The Underwriters severally confirm, and the Company and the Selling Stockholders acknowledge, that the statements with respect to the public offering of the Shares by the Underwriters set forth on the cover page, the legend concerning over-allotments on the inside front cover page, the concession and reallowance figures appearing under the caption "Underwriting" in the Prospectus, and any additional information referred to in Section 15(b) hereof, are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

SECTION 12.  TERMINATION.

         This Agreement (except for the provisions of Sections 9 and 11 hereof) may be terminated by you, by notice to the Company on or after the Effective Date and prior to the Closing Time, if at any time during that period any of the following has occurred:

         (a) Any of the conditions specified in Section 10 hereof shall not have been fulfilled when and as required by this Agreement to be fulfilled or any of the covenants, representations or warranties contained herein or in any certificate or document contemplated under this Agreement to be delivered to you shall not have been satisfied or fulfilled within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by you in writing;

         (b) Any outbreak of hostilities or escalation in existing hostilities anywhere in the world or other national or international calamity or crisis or change in economic or political conditions, if the effect of such outbreak, escalation, calamity, crisis or change on the financial markets in the United States would, in your reasonable judgment, make it impracticable to offer for sale or to enforce contracts made by the Underwriters for the resale of the Shares agreed to be purchased hereunder;

         (c) Any general suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or the Nasdaq/NM or any general limitation on prices for such trading or any general restrictions on the distribution of securities, all to such a degree as would, in your reasonable judgment, materially adversely affect the market for the Shares; or

         (d) A banking moratorium shall have been declared by Federal, Ohio or New York State authorities.

SECTION 13. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligation to take and pay for Firm Shares or Option Shares and the aggregate number of Firm Shares or Option Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the aggregate number of Firm Shares or Option Shares, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Shares or Option Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate number of Firm Shares or Option Shares with respect to which such default or defaults occur is more than 10% of the aggregate number of Firm Shares or Option Shares, as the case may be, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares or Option Shares by other persons (who may include one or more of the non-defaulting Underwriters including you) are not made within 36 hours after such default, this Agreement may be terminated by you. If such arrangements satisfactory to you and the Company shall have been made within such 36-hour period as aforesaid, (a) the Company shall have the right to postpone the time of delivery for a period of not more than seven full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (b) the respective number of Firm Shares or Option Shares, as the case may be, to be purchased by the remaining Underwriters and substituted underwriters shall be taken as the basis of their underwriting obligation.

         In the event of any termination of this Agreement pursuant to this
Section 13, the Company shall not be liable to any Underwriter (except as provided in Section 9 and Section 11 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares or Option Shares agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company and the other Underwriters for damages, if any, resulting from such default) be liable to the Company (except to the extent provided in Section 11 hereof). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 13. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

SECTION 14. NOTICE. Except as otherwise expressly provided in this Agreement,
(a) whenever advice or a notice, objection, designation, request or report is given or is required by the provisions of this Agreement to be given to the Company, such advice, notice, objection, designation, request or report shall be in writing or by telegraph confirmed in writing, addressed to the Company and delivered at TEAM America Corporation, 110 E. Wilson Bridge Road, Worthington, Ohio 43085, Attention: Richard C. Schilg, Chairman of the Board, with a copy to Squire, Sanders & Dempsey, 41 South High Street, Columbus, Ohio 43215,
Attention: Fred A. Summer, Esq., and (b) whenever advice or a notice, objection, designation, request or report is given or is required by the provisions of this Agreement to be given to you or the Underwriters, such advice, notice, objection, designation, request or report shall be in writing, addressed to The Ohio Company, and delivered at 155 East Broad Street, Columbus, Ohio 43215,
Attention: Curtis D. Milner, Senior Vice President and Manager, with a copy to Porter, Wright, Morris & Arthur, 41 South High Street, Columbus, Ohio 43215,
Attention: Curtis A. Loveland, Esq., or at such other address of which a party hereto may give notice in accordance herewith.

SECTION 15.  MISCELLANEOUS.

         (a) This Agreement is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders, the Company's directors, the Company's officers who shall have signed the Registration Statement and any controlling person referred to in Section 11 hereof, and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any buyer, as such, of any of the Shares from the Underwriters. All of the obligations of the Underwriters hereunder are several and not joint.

         (b) The information in the Prospectus under the caption "Underwriting" with respect to (i) the names of, and number of Shares to be purchased by, each of the Underwriters, (ii) the amounts of the selling concession and reallowance and (iii) the intention of the Underwriters with respect to sales to accounts over which they exercise discretionary authority and with respect to their consent to waive the lock-up shall constitute the only information furnished in writing by or on behalf of the several Underwriters for use in connection with the preparation of the Registration Statement as originally filed or in any amendment thereto, any preliminary prospectus or the Prospectus as the case may be.

         (c) This Agreement shall supersede any agreement or understanding, oral or in writing, express or implied, between the Company and you relating to the sale of any of the Shares.

         (d) No change, amendment or supplement to, or waiver of, this Agreement or any term, provision or condition contained herein, shall be valid or of any effect unless in writing and signed by the party against whom such is asserted.

         (e) This Agreement shall be governed by and construed in accordance with the law of the State of Ohio applicable to contracts made and to be performed therein without giving effect to the principles of conflicts of law thereof.

         (f) This Agreement may be signed in two or more counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed copy hereof, whereupon it will be a binding agreement by and between the Company and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                TEAM AMERICA CORPORATION


                                By:_________________________________
                                   Richard C. Schilg, Chairman of the Board

                                   The Selling Stockholders named in Schedule
                                   B to this Agreement

                                By:____________________________________________
                                   Attorney-in-Fact

Accepted as of the date first above written:

THE OHIO COMPANY
     Acting on behalf of itself and as the
     Representative of the other Underwriters named in Schedule A attached hereto.


By:________________________________________

RONEY & CO.
     Acting on behalf of itself and as the
     Representative of the other Underwriters named in Schedule A attached hereto.


By:__________________________________________

                                   SCHEDULE A


                                                                                                   NUMBER
NAME OF UNDERWRITER                                                                               OF SHARES

The Ohio Company...............................................................................   ---------
Roney & Co. ...................................................................................   ---------

                                                              TOTAL............................   1,250,000
                                                                                                  =========

                                   SCHEDULE B

                                                                                             NUMBER OF
NAME AND ADDRESS OF SELLING STOCKHOLDER                                                   OPTION SHARES

Richard C. Schilg.......................................................................      50,000

Kevin T. Costello.......................................................................      50,000
                                                                                             -------
                                                    TOTAL.........................           100,000
                                                                                             =======